UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS
(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002
(Address of principal executive offices) (Zip code)

Robert A. Benton
Nine Elk Street, Albany, NY 12207-1002
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Opportunity Fund
Paradigm Micro-Cap Fund
For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT
June 30, 2013

Table of Contents

PARADIGM FUNDS

Letter to Shareholders	2
Sector Allocation	6
Performance Information	8
Schedules of Investments	12
Statements of Assets and Liabilities	22
Statements of Operations	22
Statements of Changes in Net Assets	24
Financial Highlights	26

NOTES TO FINANCIAL STATEMENTS	28

DISCLOSURE OF EXPENSES	33

ADDITIONAL INFORMATION	35

2013 Semi-Annual Report 1

Letter to Shareholders

Dear Fellow Shareholder:

Overall, recent macroeconomic data have maintained the theme of slow but steady improvement, across a variety of metrics, including employment, housing, and auto sales. The US consumer remains healthy, and should continue to benefit from moderate energy and gasoline prices.

While the housing recovery has been a key driver of recent economic and market strength, the most recent speculation around the Federal Reserve (the ”Fed”) tapering means that there have been renewed concerns around the viability of that recovery in a rising interest rate environment, and the potential for higher rates to derail some of that recent strength. Thus, we believe we could see a temporary lull in housing-related stock strength, as the US consumer evaluates sticker-shock from increased home prices, as well as markedly higher mortgage rates. We believe there could be more near-term downside than upside to related stocks as a result.

For the foreseeable future, we expect to face the see-saw of whether positive economic news is actually treated as good news, based on the market's perception of its potential impact on the Fed's tapering intentions. In spite of market gyrations, we believe that US equities remain one of the more compelling investment allocation options on a global basis, and that a significant amount of money has remained on the sidelines. Furthermore, the bond market rout in late June 2013 drove record fixed-income outflows, which we believe suggests that a portion of these investments could be poised to be redirected toward equities.

We continue to scrutinize our existing holdings in order to gauge their valuation on both absolute and relative levels, given the extremely strong first half. As in any year, June 2013 quarter earnings results and company guidance will be a key factor in determining how the second half of the year will play out. We seek to identify those companies and industries that have not yet participated in this market rally. In spite of the US equity markets' significant move upward, we believe there are still opportunities to be found in such under-appreciated areas. We are focused on those companies that remain leveraged to a continuing and evolving economic recovery, and that have valuation and fundamental downside protection. In light of what we anticipate to be a continued bumpy road to recovery, we believe that those companies with strong free cash flows, differentiated businesses, and true strategic visions will prevail.

Clearly the significant movements in the market year to date put the burden on us, as portfolio managers, to define where we can identify opportunities. We remain confident that our fundamentals-based discipline will be well rewarded over the long term.

Paradigm Value Fund Portfolio Commentary

The Paradigm Value Fund appreciated 8.89% in the six months ended June 30, 2013, compared to an increase of 14.39% for its benchmark, the Russell 2000 Value Index. Over the past three years on an annualized basis, the Fund appreciated 13.99% versus 17.33% for the benchmark. Over the past five years on an annualized basis, the Fund appreciated 7.06% versus 8.59% for the benchmark. Since inception (January 1, 2003), the Fund has generated an annualized return of 14.29%, compared to 10.44% for the Russell 2000 Value Index.

2013 Semi-Annual Report 2

The Fund's three top-performing companies for the first half of 2013 were WMS Industries, Websense, and TriQuint Semiconductor. Gaming equipment manufacturer WMS Industries received an offer to be acquired by Scientific Games Corporation at a 56% premium. TriQuint benefited from continued positive investor sentiment after its encouraging earnings results and guidance. The company also announced a new $75M share repurchase plan, or roughly 7% of shares outstanding, in May 2013. As the company has reiterated its optimistic outlook for a better second half, and conviction increases about the visibility of revenues, we remain comfortable with the company's prospects. Websense received an offer to be acquired for $24.75 per share, nearly a 30% premium, and thus we tendered the Fund’s shares.

The three largest detractors in the first half of 2013 were Allied Nevada Gold, Demand Media, and First Majestic Silver. Allied Nevada declined significantly during our holding period for the quarter, in line with the sell-off in gold. We exited the position during the quarter. Demand Media shares dropped roughly 20% on the announcement of an acquisition and a moderate downward revision to second-quarter revenue guidance. We believe that the sharp sell-off was an overreaction by investors, as the company maintains a strong balance sheet with net cash per share, and has added to its growth potential with its most recent acquisition. First Majestic Silver Corporation is a pure-play silver producer in Mexico. Shares sold off with the drop in precious metals, but we believe that further downside is limited given the company's debt-free balance sheet, new share repurchase program, and management's proven execution history.

Paradigm Select Fund Portfolio Commentary

The Paradigm Select Fund appreciated 10.83% in the six months ended June 30, 2013, compared to an increase of 15.42% for its benchmark, the Russell 2500 Index. Over the past three years on an annualized basis, the Fund appreciated 16.50% versus 19.57% for the benchmark. Over the past five years on an annualized basis, the Fund appreciated 7.94% versus 9.21% for the benchmark. Since inception (January 1, 2005), the Fund has generated an annualized return of 7.84%, compared to 7.29% for the Russell 2500 Index.

The Fund's three top-performing companies for the first half of 2013 were WMS Industries, Live Nation, and Express. Gaming equipment manufacturer WMS Industries received an offer to be acquired from Scientific Games Corporation at a 56% premium. Live Nation won a potentially damaging court case, lifting an overhang on the stock. Express announced a strong first quarter, and also raised its second-quarter and full-year guidance. These results were particularly impressive in what was a challenging retail environment. Of note were improved promotional discipline that should result in better margins, and significant growth in the e-commerce business. We believe the company is well positioned for a solid summer and back-to-school season and beyond.

The three largest detractors in the first half of 2013 were Allied Nevada Gold, Demand Media, and First Majestic Silver. Allied Nevada declined significantly during our holding period for the quarter, in line with the sell-off in gold. We exited the position during the quarter. Demand Media shares dropped roughly 20% on the announcement of an acquisition and a moderate downward revision to second-quarter revenue guidance. We believe that the sharp sell-off was an overreaction by investors, as the company maintains a strong balance sheet with net cash per share, and has added to its growth potential with its most recent acquisition. First Majestic Silver Corporation is a pure-play silver producer in Mexico. Shares sold off with the drop in precious metals, but we believe that further downside is limited given the company's debt-free balance sheet, new share repurchase program, and management's proven execution history.

2013 Semi-Annual Report 3

Paradigm Opportunity Fund Portfolio Commentary

The Paradigm Opportunity Fund appreciated 11.23% in the six months ended June 30, 2013, compared to an increase of 15.86% for its benchmark, the Russell 2000 Index. Over the past three years on an annualized basis, the Fund appreciated 14.61% versus 18.67% for the benchmark. Over the past five years on an annualized basis, the Fund appreciated 8.54% versus 8.77% for the benchmark. Since inception (January 1, 2005), the Fund has generated an annualized return of 5.66%, compared to 6.30% for the Russell 2000 Index.

The Fund's top three performing companies for the first half of 2013 were WMS Industries, TriQuint Semiconductor, and Websense. Gaming equipment manufacturer WMS Industries received an offer to be acquired from Scientific Games Corporation at a 56% premium. TriQuint benefitted from continued positive investor sentiment after its encouraging earnings results and guidance the previous month. The company also announced a new $75M share repurchase plan, or roughly 7% of shares outstanding, in May 2013. As the company maintains its optimistic outlook for a better second half, and conviction increases about the visibility of revenues, we remain comfortable with the company's prospects. Websense received an offer to be acquired for $24.75 per share, nearly a 30% premium, and thus we tendered the Fund’s shares.

The Fund's bottom three performing companies for the first half of 2013 were Demand Media, Emulex, and First Majestic Silver. Demand Media shares dropped roughly 20% on the announcement of an acquisition and a moderate downward revision to second-quarter revenue guidance. We believe that the sharp sell-off was an overreaction by investors, as the company maintains a strong balance sheet with net cash per share, and has added to its growth potential with its most recent acquisition. Computer networking equipment manufacturer Emulex reported in-line quarterly results but provided guidance that was below consensus expectations. In addition to new product opportunities in later 2013, we continue to believe that the company's discounted valuation, net cash position and free cash flow generation should provide support for the shares. First Majestic Silver Corporation is a pure-play silver producer in Mexico. Shares sold off with the drop in precious metals, but we believe that further downside is limited given the company's debt-free balance sheet, new share repurchase program, and management's proven execution history.

The Paradigm Micro-Cap Fund

The Paradigm Micro-Cap Fund appreciated 20.83% in the six months ended June 30, 2013, compared to an increase of 18.32% for the Russell Microcap Index. Over the past three years on an annualized basis, the Fund appreciated 18.55% versus 18.28% for the benchmark.

The Fund's top three performing companies for the first half of 2013 were Obagi Medical Products, Build-A-Bear Workshop, and KapStone Paper & Packaging. Prescription skincare company Obagi Medical Products became the object of a bidding war between two specialty pharmaceutical companies, reflecting its strong proprietary product portfolio and compelling valuation. Specialty retailer Build-A-Bear demonstrated improved sales trends driven by an enhanced marketing campaign. The company's unleveraged balance sheet also provides a significant margin of safety. KapStone appreciated sharply in June 2013 on the announcement of the transformative acquisition of Longview Fibre, which will significantly increase the company's geographic reach, operating leverage, and long-term growth potential.

2013 Semi-Annual Report 4

The Fund's bottom three performers for the first half of 2013 were Exide Technologies, Coldwater Creek, and Rudolph Technologies. Industrial battery manufacturer Exide sold off sharply in April after the announcement that the company had retained a strategic advisor, despite a simultaneous increase to the company's free cash flow guidance. We exited our position after reports that operations at an Exide facility in California had been suspended due to environmental concerns. Retailer Coldwater Creek continues its ongoing turnaround, but faced disappointing store traffic and increased promotional activity in the first half. Rudolph Technologies shares declined on concerns around the semiconductor capital equipment spending cycle. Nonetheless, the company has a strong balance sheet and 10%-plus free cash flow yield, as well as a leading position in lithography and process control metrology for computer chip manufacturing. Given these characteristics, we remain comfortable with the position, and expect its value to be recognized and rewarded accordingly over time.

Sincerely,

Candace King Weir                                        Amelia F. Weir
President and Chief Investment Officer           Senior Vice President
Paradigm Funds Advisor LLC                         Paradigm Funds Advisor LLC

2013 Semi-Annual Report 5

Paradigm Funds (Unaudited)

                                       PARADIGM VALUE FUND
                                   Sector Allocation (Unaudited)
                           (As a Percentage of Equity Securities Held)

                                      PARADIGM SELECT FUND
                                   Sector Allocation (Unaudited)
                          (As a Percentage of Equity Securities Held)

2013 Semi-Annual Report 6

Paradigm Funds (Unaudited)

                                        PARADIGM OPPORTUNITY FUND
                                           Sector Allocation (Unaudited)
                                 (As a Percentage of Equity Securities Held)

                                          PARADIGM MICRO-CAP FUND
                                          Sector Allocation (Unaudited)
                              (As a Percentage of Equity Securities Held)

2013 Semi-Annual Report 7

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended June 30, 2013.

June 30, 2013 NAV $61.49

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Value Fund	13.88%	13.99%	7.06%	12.67%
Russell 2000® Value Index(B)	24.76%	17.33%	8.59%	9.30%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B) The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for those services. Investors cannot invest directly in an index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2013 Semi-Annual Report 8

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended June 30, 2013.

June 30, 2013 NAV $36.02

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Paradigm Select Fund	16.57%	16.50%	7.94%	7.84%
Russell 2500® Index(B)	25.61%	19.57%	9.21%	7.29%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B) The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for those services. Investors cannot invest directly in an index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2013 Semi-Annual Report 9

Paradigm Opportunity Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended June 30, 2013.

June 30, 2013 NAV $29.41

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Paradigm Opportunity Fund	14.46%	14.61%	8.54%	5.66%
Russell 2000® Index(B)	24.21%	18.67%	8.77%	6.30%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Opportunity Fund was January 1, 2005.

(B) The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for those services. Investors cannot invest directly in an index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2013 Semi-Annual Report 10

Paradigm Micro-Cap Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Period Ended June 30, 2013.

June 30, 2013 NAV $28.08

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Paradigm Micro-Cap Fund	29.21%	18.55%	8.46%	6.66%
Russell Microcap® Index(B)	25.38%	18.28%	8.53%	4.47%

(A) 1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Micro-Cap Fund was January 1, 2008. Effective December 27, 2011, the name of the Paradigm Intrinsic Value Fund was changed to the Paradigm Micro-Cap Fund.

(B) The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap® Index is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for those services. Investors cannot invest directly in an index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2013 Semi-Annual Report 11

Paradigm Value Fund

		Schedule of Investments
		June 30, 2013 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agricultural Chemicals
172,129	Rentech, Inc. *	$361,471	0.26%
Agriculture Production - Crops
136,839	Dole Food Company Inc. *	1,744,697	1.25%
Cable & Other Pay Television Services
94,375	Starz - Class A *	2,085,688	1.50%
Chemical & Allied Products
51,700	Innospec Inc.	2,077,306	1.49%
Computer Communications Equipment
401,058	Emulex Corporation *	2,614,898
252,378	QLogic Corp. *	2,412,734
		5,027,632	3.61%
Construction - Special Trade Contractors
148,943	Matrix Service Co. *	2,320,532	1.67%
Crude Petroleum & Natural Gas
80,243	Approach Resources Inc. *	1,971,570
145,725	Northern Oil & Gas, Inc. *	1,943,971
363,509	PetroQuest Energy Inc. *	1,439,496
95,685	Stone Energy Corporation *	2,107,941
		7,462,978	5.35%
Drilling Oil & Gas Wells
27,005	Atwood Oceanics Inc. *	1,405,610	1.01%
Electrical Work
53,358	EMCOR Group Inc.	2,169,003	1.56%
Electronic Components & Accessories
168,736	Vishay Intertechnology Inc.*	2,343,743	1.68%
Fire, Marine & Casualty Insurance
77,900	Aspen Insurance Holdings Limited (Bermuda)	2,889,311
78,700	Montpelier Re Holdings Ltd. (Bermuda)	1,968,287
		4,857,598	3.49%
Footwear (No Rubber)
88,600	Iconix Brand Group, Inc. *	2,605,726	1.87%
Glass & Glassware, Pressed or Blown
105,658	Libbey Inc. *	2,532,622	1.82%
Gold and Silver Ores
103,600	First Majestic Silver Corp. * (Canada)	1,097,124	0.79%
In Vitro & In Vivo Diagnostic Substances
107,015	Myriad Genetics, Inc. *	2,875,493	2.06%
Industrial Organic Chemicals
50,194	Sensient Technologies Corp.	2,031,351	1.46%
Laboratory Analytical Instruments
40,177	PerkinElmer Inc.	1,305,753	0.94%
Miscellaneous Business Credit Institution
114,075	PHH Corporation *	2,324,849	1.67%
Motor Vehicle Parts & Accessories
26,950	Visteon Corporation *	1,701,084	1.22%
Oil & Gas Field Services, NEC
100,063	C&J Energy Services, Inc. *	1,938,220	1.39%
Operative Builders
72,294	M/I Homes, Inc. *	1,659,870	1.19%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 12

Paradigm Value Fund

		Schedule of Investments
		June 30, 2013 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Orthopedic, Prosthetic & Surgical Appliances & Supplies
166,861	Symmetry Medical, Inc. *	$1,404,970	1.01%
Precious Metal Mining
275,180	Richmont Mines Inc. *	418,274	0.30%
Radio & TV Broadcasting & Communications Equipment
27,683	Loral Space & Communications Inc.	1,660,426	1.19%
Retail - Apparel & Accessory Stores
166,800	Express Inc. *	3,497,796
86,731	The Men's Wearhouse, Inc.	3,282,768
		6,780,564	4.87%
Retail - Auto Dealers & Gasoline Stations
46,550	CST Brands, Inc. *	1,434,206	1.03%
Retail - Family Clothing Stores
102,286	American Eagle Outfitters, Inc.	1,867,742	1.34%
Retail - Miscellaneous Retail
121,817	EZCORP Inc. Class A *	2,059,925	1.48%
Retail - Retail Stores, NEC
64,350	IAC/InterActiveCorp.	3,061,773	2.20%
Retail - Shoe Stores
81,966	Foot Locker, Inc.	2,879,466	2.07%
Rubber & Plastics Footwear
49,300	Deckers Outdoor Corporation *	2,490,143	1.79%
Savings Institution, Federally Chartered
138,625	United Financial Bancorp	2,100,169
89,100	Viewpoint Financial Group	1,854,171
		3,954,340	2.84%
Savings Institutions, Not Federally Chartered
107,000	Rockville Financial, Inc.	1,399,560	1.00%
Semiconductors & Related Devices
85,515	Kulicke & Soffa Industries Inc. * (Singapore)	945,796
154,651	Microsemi Corporation *	3,518,310
588,199	TriQuint Semiconductor, Inc. *	4,076,219
		8,540,325	6.12%
Services - Amusement & Recreation Services
228,704	Live Nation Entertainment, Inc. *	3,544,912	2.54%
Services - Business Services
94,875	Lender Processing Services, Inc.	3,069,206
340,435	Premiere Global Services Inc. *	4,109,050
		7,178,256	5.15%
Services - Computer Integrated Systems Design
169,041	Convergys Corp.	2,946,385
51,269	Verint Systems Inc. *	1,818,511
		4,764,896	3.42%
Services - Computer Processing & Data Preparation
198,785	Demand Media, Inc. *	1,192,710	0.86%
Services - Help Supply Services
52,435	Kforce Inc. *	765,551	0.55%
Services - Hospitals
31,150	Magellan Health Services Inc. *	1,746,892
16,938	MEDNAX, Inc. *	1,551,182
		3,298,074	2.37%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 13

Paradigm Value Fund

		Schedule of Investments
		June 30, 2013 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Services - Motion Picture Theaters
187,241	Regal Entertainment Group Class A	$3,351,614	2.41%
Services - Prepackaged Software
81,915	Progress Software Corporation *	1,884,864	1.35%
Special Industry Machinery, NEC
223,155	Brooks Automation, Inc.	2,171,298	1.56%
Telegraph & Other Message Communications
69,797	j2 Global, Inc.	2,967,071	2.13%
Transportation Services
62,708	GATX Corp.	2,974,240	2.14%
Wholesale - Lumber & Other Construction Materials
47,860	Boise Cascade Holdings, L.L.C. *	1,216,123	0.87%
Wholesale - Machinery, Equipment & Supplies
69,290	Applied Industrial Technologies	3,348,786	2.40%
Total for Common Stocks (Cost $93,582,796)		$128,538,459	92.27%
MASTER LIMITED PARTNERSHIPS
29,074	Calumet Specialty Products Partners, L.P.	1,057,712	0.76%
Total for Master Limited Partnerships (Cost $922,105)
REAL ESTATE INVESTMENT TRUSTS
213,729	MFA Financial, Inc.	1,806,010
53,995	Mid-America Apartment Communities Inc.	3,659,241
38,563	Walter Investment Management Corp. *	1,303,815
Total for Real Estate Investment Trusts (Cost $4,847,662)		6,769,066	4.86%
MONEY MARKET FUNDS
4,148,312	SEI Daily Income Treasury Government CL B 0.02% **	4,148,312	2.98%
	(Cost $4,148,312)
Total Investment Securities		140,513,549	100.87%
	(Cost $103,500,875)
Liabilities in Excess of Other Assets		(1,208,568)	-0.87%
Net Assets		$139,304,981	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at June 30, 2013. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 14

Paradigm Select Fund

		Schedule of Investments
		June 30, 2013 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
5,202	Dole Food Company Inc. *	$66,326	0.82%
Cable & Other Pay Television Services
5,795	Starz - Class A *	128,070	1.57%
Chemical & Allied Products
1,400	Innospec Inc. *	56,252
3,700	Olin Corp.	88,504
		144,756	1.78%
Computer Communications Equipment
21,200	Emulex Corporation *	138,224
14,925	QLogic Corp. *	142,683
		280,907	3.45%
Construction - Special Trade Contractors
6,275	Matrix Service Co. *	97,765	1.20%
Crude Petroleum & Natural Gas
5,375	Approach Resources Inc. *	132,064
6,600	Midstates Petroleum Company, Inc. *	35,706
15,800	PetroQuest Energy Inc. *	62,568
4,725	Stone Energy Corporation *	104,092
1,750	Whiting Petroleum Corp. *	80,657
		415,087	5.10%
Electrical Work
2,175	EMCOR Group Inc.	88,414	1.09%
Electromedical & Electrotherapeutic Apparatus
6,075	Masimo Corporation *	128,790	1.58%
Electronic Components & Accessories
9,660	Vishay Intertechnology Inc. *	134,177	1.65%
Fire, Marine & Casualty Insurance
359	Alleghany Corporation *	137,608
2,825	American Financial Group Inc.	138,171
4,450	Aspen Insurance Holdings Limited (Bermuda)	165,051
3,525	Montpelier Re Holdings Ltd. (Bermuda)	88,160
		528,990	6.51%
Footwear (No Rubber)
3,125	Iconix Brand Group, Inc. *	91,906	1.13%
Gold and Silver Ores
5,300	First Majestic Silver Corp * (Canada)	56,127	0.69%
In Vitro & In Vivo Diagnostic Substances
5,200	Myriad Genetics, Inc. *	139,724	1.72%
Industrial Organic Chemicals
2,050	Sensient Technologies Corporation	82,963
1,475	Westlake Chemical Corp.	142,205
		225,168	2.77%
Iron & Steel Foundries
750	Precision Castparts Corp.	169,508	2.08%
Laboratory Analytical Instruments
1,675	PerkinElmer Inc.	54,438	0.67%
Machine Tools, Metal Cutting Types
2,900	Kennametal Inc.	112,607	1.38%
Men's & Boy's Furnishings, Work Clothing & Allied Garments
800	PVH Corp.	100,040	1.23%
Miscellaneous Business Credit Institution
3,750	PHH Corporation *	76,425	0.94%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 15

Paradigm Select Fund

		Schedule of Investments
		June 30, 2013 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Miscellaneous Furniture & Fixtures
3,975	Hillenbrand, Inc.	$94,247	1.16%
Motor Vehicle Parts & Accessories
875	Visteon Corporation *	55,230	0.68%
Operative Builders
4,700	M/I Homes, Inc. *	107,912	1.33%
Petroleum Refining
4,625	Western Refining, Inc.	129,824	1.60%
Plastics Products
2,125	AptarGroup Inc.	117,321	1.44%
Printed Circuit Boards
5,475	Jabil Circuit, Inc.	111,581	1.37%
Radio & TV Broadcasting & Communications Equipment
1,450	Loral Space & Communications Inc.	86,971	1.07%
Retail - Apparel & Accessory Stores
8,025	Express Inc. *	168,284
3,625	The Men's Wearhouse, Inc.	137,206
		305,490	3.76%
Retail - Auto Dealers & Gasoline Stations
2,750	CST Brands, Inc. *	84,727	1.04%
Retail - Family Clothing Stores
4,250	American Eagle Outfitters, Inc.	77,605	0.95%
Retail - Miscellaneous Retail
5,875	EZCORP Inc. Class A *	99,346	1.22%
Retail - Radio, TV & Consumer Electronics Stores
4,150	Best Buy Co., Inc.	113,419	1.39%
Retail - Retail Stores, NEC
2,900	IAC/InterActiveCorp.	137,982	1.70%
Retail - Shoe Stores
3,425	Foot Locker, Inc.	120,320	1.48%
Rubber & Plastics Footwear
2,750	Deckers Outdoor Corporation *	138,903	1.71%
Semiconductors & Related Devices
5,000	Kulicke & Soffa Industries Inc. * (Singapore)	55,300
7,425	Microsemi Corporation *	168,919
28,549	TriQuint Semiconductor, Inc. *	197,844
		422,063	5.19%
Services - Amusement & Recreation Services
14,575	Live Nation Entertainment, Inc. *	225,913	2.78%
Services - Auto Rental & Leasing
1,500	Ryder System, Inc.	91,185	1.12%
Services - Business Services
4,950	Lender Processing Services, Inc.	160,132
9,770	Premiere Global Services Inc. *	117,924
		278,056	3.42%
Services - Computer Integrated Systems Design
6,875	Convergys Corp.	119,831
2,452	Verint Systems Inc. *	86,972
		206,803	2.54%
Services - Computer Processing & Data Preparation
7,925	Demand Media, Inc. *	47,550	0.58%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 16

Paradigm Select Fund

		Schedule of Investments
		June 30, 2013 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Services - Help Supply Services
3,375	Kforce Inc. *	$49,275	0.61%
Services - Hospitals
2,750	Magellan Health Services Inc. *	154,220
725	MEDNAX, Inc. *	66,396
		220,616	2.71%
Services - Motion Picture Theaters
9,100	Regal Entertainment Group Class A	162,890	2.00%
Services - Prepackaged Software
4,625	Progress Software Corporation *	106,421	1.31%
Telegraph & Other Message Communications
3,225	j2 Global, Inc.	137,095	1.69%
Telephone & Telegraph Apparatus
302	Comverse, Inc. *	8,958
8,600	Polycom, Inc. *	90,558
		99,516	1.22%
Transportation Services
2,750	GATX Corporation	130,432	1.60%
Wholesale - Electronic Parts & Equipment, NEC
4,600	Avnet, Inc. *	154,560	1.90%
Wholesale - Lumber & Other Construction Materials
2,950	Boise Cascade Holdings, L.L.C. *	74,960	0.92%
Wholesale - Machinery, Equipment & Supplies
3,050	Applied Industrial Technologies	147,407	1.81%
Total for Common Stocks (Cost $5,573,255)		$7,374,845	90.66%
MASTER LIMITED PARTNERSHIPS
1,875	Calumet Specialty Products Partners, L.P.	68,212	0.84%
Total for Master Limited Partnerships (Cost $70,070)
REAL ESTATE INVESTMENT TRUSTS
12,400	Anworth Mortgage Asset Corp.	69,440
17,425	MFA Financial, Inc.	147,241
2,400	Mid-America Apartment Communities Inc.	162,648
2,525	Walter Investment Management Corp. *	85,370
Total for Real Estate Investment Trusts (Cost $423,783)		464,699	5.71%
MONEY MARKET FUNDS
244,311	SEI Daily Income Treasury Government CL B 0.02% **	244,311	3.00%
	(Cost $244,311)
Total Investment Securities		8,152,067	100.21%
	(Cost $6,311,419)
Liabilities in Excess of Other Assets		(17,399)	-0.21%
Net Assets		$8,134,668	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at June 30, 2013. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 17

Paradigm Opportunity Fund

		Schedule of Investments
		June 30, 2013 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
6,657	Dole Food Company Inc. *	$84,877	1.59%
Biological Products, (No Diagnostic Substances)
1,625	Life Technologies Corporation *	120,250	2.25%
Computer Communications Equipment
29,875	Emulex Corporation *	194,785
19,575	QLogic Corp. *	187,137
		381,922	7.15%
Construction - Special Trade Contractors
8,100	Matrix Service Co. *	126,198	2.36%
Crude Petroleum & Natural Gas
8,475	Midstates Petroleum Company, Inc. *	45,850
20,425	PetroQuest Energy Inc. *	80,883
6,075	Stone Energy Corporation *	133,832
		260,565	4.88%
Electrical Work
2,825	EMCOR Group Inc.	114,836	2.15%
Gold and Silver Ores
10,275	First Majestic Silver Corp * (Canada)	108,812	2.04%
Industrial Inorganic Chemicals
2,350	ATMI, Inc. *	55,578	1.04%
Industrial Organic Chemicals
2,650	Sensient Technologies Corporation	107,246	2.01%
Laboratory Analytical Instruments
2,125	PerkinElmer Inc.	69,062	1.29%
Miscellaneous Electrical Machinery, Equipment & Supplies
12,225	Electro Scientific Industries, Inc.	131,541	2.46%
Miscellaneous Furniture & Fixtures
5,100	Hillenbrand, Inc.	120,921	2.26%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
11,800	Symmetry Medical, Inc. *	99,356	1.86%
Retail - Apparel & Accessory Stores
10,975	Express Inc. *	230,146
4,675	The Men's Wearhouse, Inc.	176,949
		407,095	7.62%
Retail - Family Clothing Stores
5,425	American Eagle Outfitters, Inc.	99,060	1.85%
Retail - Miscellaneous Retail
6,525	EZCORP Inc. Class A *	110,338	2.07%
Retail - Retail Stores, NEC
3,725	IAC/InterActiveCorp.	177,235	3.32%
Retail - Shoe Stores
4,375	Foot Locker, Inc.	153,694	2.88%
Semiconductors & Related Devices
6,425	Kulicke & Soffa Industries Inc. * (Singapore)	71,060
9,625	Microsemi Corporation *	218,969
36,775	TriQuint Semiconductor, Inc. *	254,851
		544,880	10.20%
Services - Business Services
13,025	Premiere Global Services Inc. *	157,212	2.94%
Services - Computer Integrated Systems Design
8,850	Convergys Corp.	154,256	2.89%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 18

Paradigm Opportunity Fund

		Schedule of Investments
		June 30, 2013 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Services - Computer Processing & Data Preparation
10,175	Demand Media, Inc. *	$61,050	1.14%
Services - Hospitals
3,950	Magellan Health Services Inc. *	221,516
925	MEDNAX, Inc. *	84,711
		306,227	5.72%
Services - Motion Picture Theaters
11,775	Regal Entertainment Group Class A	210,772	3.94%
Services - Prepackaged Software
6,700	Progress Software Corporation *	154,167	2.89%
Special Industry Machinery (No Metalworking Machinery)
2,000	Kadant Inc.	60,340	1.13%
Special Industry Machinery, NEC
16,250	Brooks Automation, Inc.	158,112	2.96%
Telegraph & Other Message Communications
4,425	j2 Global, Inc.	188,107	3.52%
Telephone & Telegraph Apparatus
9,350	Polycom, Inc. *	98,455	1.84%
Total for Common Stocks (Cost $3,867,521)		$4,822,164	90.25%
REAL ESTATE INVESTMENT TRUSTS
3,350	Mid-America Apartment Communities Inc.	227,030
Total for Real Estate Investment Trusts (Cost $149,179)		227,030	4.25%
MONEY MARKET FUNDS
165,025	SEI Daily Income Treasury Government CL B 0.02% **	165,025	3.09%
	(Cost $165,025)
Total Investment Securities		5,214,219	97.59%
	(Cost $4,181,725)
Other Assets in Excess of Liabilities		128,881	2.41%
Net Assets		$5,343,100	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at June 30, 2013. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 19

Paradigm Micro-Cap Fund

		Schedule of Investments
		June 30, 2013 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Commercial Printing
15,000	Consolidated Graphics, Inc. *	$705,150	3.30%
Communications Services, NEC
80,000	Kratos Defense & Security Solutions, Inc. *	518,400	2.42%
Computer Communications Equipment
120,000	Extreme Networks, Inc. *	412,800	1.93%
Electromedical & Electrotherapeutic Apparatus
156,920	Solta Medical, Inc. *	357,778
70,000	Synergetics USA, Inc. *	275,800
		633,578	2.96%
Electronic Components & Accessories
90,000	Silicon Image, Inc. *	526,500	2.46%
Electronic Computers
30,000	Omnicell, Inc. *	616,500	2.88%
Industrial Instruments for Measurement, Display and Control
90,000	Rudolph Technologies Inc. *	1,008,000	4.71%
Instruments for Measuring & Testing of Electricity & Electric Signals
30,000	Cohu, Inc.	375,000
100,000	LTX-Credence Corporation *	599,000
		974,000	4.55%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
30,000	Exactech Inc. *	592,500
140,000	RTI Biologics, Inc. *	526,400
		1,118,900	5.23%
Paper Mills
15,000	KapStone Paper and Packaging Corporation *	602,700	2.82%
Pharmaceutical Preparations
30,000	Nature's Sunshine Products	490,500	2.29%
Plastics Products, NEC
50,000	Entegris, Inc. *	469,250	2.19%
Printed Circuit Boards
45,868	CTS Corporation	625,639	2.93%
Retail - Apparel & Accessory Stores
20,000	Aéropostale, Inc. *	276,000
50,000	Gordmans Stores, Inc. *	680,500
40,000	Tilly’s, Inc. Class A *	640,000
		1,596,500	7.46%
Radio & TV Broadcasting & Communications Equipment
100,000	Harmonic Inc. *	635,000	2.97%
Retail - Auto Dealers & Gasoline Stations
60,000	West Marine Inc. *	660,000	3.09%
Retail - Catalog & Mail-Order Houses
22,000	Insight Enterprises Inc. *	390,280	1.82%
Retail - Family Clothing Stores
26,000	Stein Mart Inc. *	354,900	1.66%
Retail - Hobby, Toy & Game Shops
70,000	Build-A-Bear Workshop, Inc. *	424,900	1.99%
Retail - Shoe Stores
25,000	Finish Line Inc. Class A	546,500	2.56%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 20

Paradigm Micro-Cap Fund

		Schedule of Investments
		June 30, 2013 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Retail - Women's Clothing Stores
60,000	Coldwater Creek Inc. *	$150,000
115,100	New York & Company, Inc. *	730,885
120,000	Wet Seal Inc. Class A *	566,400
		1,447,285	6.77%
Semiconductors & Related Devices
50,000	Finisar Corporation *	847,500
60,000	Photronics, Inc. *	483,600
		1,331,100	6.22%
Services - Computer Integrated Systems Design
30,000	Allscripts Healthcare Solutions, Inc. *	388,200
100,000	Dynamics Research Corp. *	557,000
		945,200	4.42%
Services - Personal Services
10,000	Steiner Leisure Limited * (Bahamas)	528,600	2.47%
Special Industry Machinery (No Metalworking Machinery)
15,000	Kadant Inc. *	452,550	2.12%
Special Industry Machinery, NEC
200,000	Mattson Technology, Inc. *	438,000	2.05%
Sporting & Athletic Goods, NEC
30,000	Black Diamond, Inc. *	281,700	1.32%
Surgical & Medical Instruments & Apparatus
250,000	Alphatec Holdings, Inc. *	512,500
30,000	Globus Medical, Inc. *	505,800
		1,018,300	4.76%
Telephone & Telegraph Apparatus
30,000	Oplink Communications, Inc. *	521,100	2.44%
Women's, Misses', and Juniors Outerwear
120,000	bebe stores, inc.	673,200	3.15%
Total for Common Stocks (Cost $17,676,572)		$20,947,032	97.94%
MONEY MARKET FUNDS
180,077	SEI Daily Income Treasury Government CL B 0.02% **	180,077	0.84%
	(Cost $180,077)
Total Investment Securities		21,127,109	98.78%
	(Cost $17,856,649)
Other Assets in Excess of Liabilities		260,805	1.22%

Net Assets		$21,387,914	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at June 30, 2013. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 21

Paradigm Funds

Statements of Assets and Liabilities (Unaudited)	Value	Select
June 30, 2013	Fund	Fund

Assets:
Investment Securities at Fair Value*	$140,513,549	$8,152,067
Cash	118	6,437
Receivable for Fund Shares Sold	119,696	-
Receivable for Securities Sold	41,127	38,314
Dividends Receivable	51,418	2,961
Interest Receivable	96	2
Total Assets	140,726,004	8,199,781
Liabilities:
Payable for Fund Shares Redeemed	59,818	-
Payable for Securities Purchased	1,185,182	57,334
Payable to Advisor	176,023	7,779
Total Liabilities	1,421,023	65,113
Net Assets	$139,304,981	$8,134,668
Net Assets Consist of:
Paid In Capital	$83,693,138	$5,811,143
Accumulated Undistributed Net Investment Income (Loss)	(300,538)	10,853
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	18,899,707	472,024
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	37,012,674	1,840,648
Net Assets	$139,304,981	$8,134,668

Net Asset Value and Offering Price (Note 2)	$61.49	$36.02

* Investments at Identified Cost	$103,500,875	$6,311,419

Shares Outstanding (Unlimited number of shares	2,265,477	225,853
authorized without par value)

Statements of Operations (Unaudited)
For the six month period ended June 30, 2013

Investment Income:
Dividends (Net of foreign withholding taxes** of $0 and $0, respectively)	$1,008,617	$63,802
Interest	639	30
Total Investment Income	1,009,256	63,832
Expenses:
Investment Advisor Fees	1,651,436	69,103
Total Expenses	1,651,436	69,103
Less: Expenses Waived	(341,642)	(16,124)
Net Expenses	1,309,794	52,979

Net Investment Income (Loss)	(300,538)	10,853

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	22,231,504	601,054
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,633,742)	394,505
Net Realized and Unrealized Gain (Loss) on Investments	17,597,762	995,559

Net Increase (Decrease) in Net Assets from Operations	$17,297,224	$1,006,412

** Foreign withholding taxes on foreign dividends have been provid-
ed for in accordance with the Funds’ understanding of the applica-
ble country's tax rules and rates.

The accompanying notes are an integral part of these
financial statements.

2013 Semi-Annual Report 22

Paradigm Funds

Statements of Assets and Liabilities (Unaudited)	Opportunity	Micro-Cap
June 30, 2013	Fund	Fund

Assets:
Investment Securities at Fair Value*	$5,214,219	$21,127,109
Cash	142,312	-
Receivable for Fund Shares Sold	188	-
Receivable for Securities Sold	-	564,288
Dividends Receivable	1,210	3,550
Interest Receivable	5	8
Total Assets	5,357,934	21,694,955
Liabilities:
Payable for Securities Purchased	9,302	285,428
Payable to Advisor	5,532	21,613
Total Liabilities	14,834	307,041
Net Assets	$5,343,100	$21,387,914
Net Assets Consist of:
Paid In Capital	$3,962,133	$16,388,170
Accumulated Undistributed Net Investment Income (Loss)	(6,161)	(96,433)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	354,634	1,825,717
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	1,032,494	3,270,460
Net Assets	$5,343,100	$21,387,914

Net Asset Value and Offering Price (Note 2)	$29.41	$28.08

* Investments at Identified Cost	$4,181,725	$17,856,649

Shares Outstanding (Unlimited number of shares	181,695	761,590
authorized without par value)

Statements of Operations (Unaudited)
For the six month period ended June 30, 2013

Investment Income:
Dividends (Net of foreign withholding taxes** of $0 and $0, respectively)	$25,835	$21,925
Interest	31	67
Total Investment Income	25,866	21,992
Expenses:
Investment Advisor Fees	51,244	118,425
Total Expenses	51,244	118,425
Less: Expenses Waived	(19,217)	-
Net Expenses	32,027	118,425

Net Investment Income (Loss)	(6,161)	(96,433)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	410,644	1,852,897
Net Change in Unrealized Appreciation (Depreciation) on Investments	134,777	1,923,653
Net Realized and Unrealized Gain (Loss) on Investments	545,421	3,776,550

Net Increase (Decrease) in Net Assets from Operations	$539,260	$3,680,117

** Foreign withholding taxes on foreign dividends have been provid-
ed for in accordance with the Funds’ understanding of the applica-
ble country's tax rules and rates.

The accompanying notes are an integral part of these
financial statements.

2013 Semi-Annual Report 23

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund
	(Unaudited)		(Unaudited)
	1/1/2013	1/1/2012	1/1/2013	1/1/2012
	to	to	to	to
	6/30/2013	12/31/2012	6/30/2013	12/31/2012
From Operations:
Net Investment Income (Loss)	$(300,538)	$696,936	$10,853	$80,290
Net Realized Gain (Loss) on Investments	22,231,504	(43,373)	601,054	(31,055)
Change in Net Unrealized Appreciation (Depreciation)	(4,633,742)	17,564,241	394,505	757,141
Increase (Decrease) in Net Assets from Operations	17,297,224	18,217,804	1,006,412	806,376
From Distributions to Shareholders:
Net Investment Income	-	(696,936)	-	(80,290)
Net Realized Gain from Security Transactions	-	-	-	(55,303)
Return of Capital	-	(305,013)	-	-
Total Distributions to Shareholders	-	(1,001,949)	-	(135,593)
From Capital Share Transactions:
Proceeds From Sale of Shares	14,750,476	101,017,834	846,579	6,495,387
Proceeds from Redemption Fees (Note 2)	18,151	19,800	116	1,457
Shares Issued on Reinvestment of Dividends	-	980,803	-	134,370
Cost of Shares Redeemed	(137,366,522)	(109,477,768)	(3,180,397)	(5,769,756)
Net Increase (Decrease) from Shareholder Activity	(122,597,895)	(7,459,331)	(2,333,702)	861,458
Net Increase (Decrease) in Net Assets	(105,300,671)	9,756,524	(1,327,290)	1,532,241

Net Assets at Beginning of Period	244,605,652	234,849,128	9,461,958	7,929,717

Net Assets at End of Period	$139,304,981	$244,605,652	$8,134,668	$9,461,958

Accumulated Undistributed Net Investment Income (Loss)	$(300,538)	$-	$10,853	$-

Share Transactions:
Issued	248,909	1,826,366	24,195	201,291
Reinvested	-	17,643	-	4,202
Redeemed	(2,315,298)	(1,982,017)	(89,493)	(176,552)
Net Increase (Decrease) in Shares	(2,066,389)	(138,008)	(65,298)	28,941
Shares Outstanding Beginning of Period	4,331,866	4,469,874	291,151	262,210
Shares Outstanding End of Period	2,265,477	4,331,866	225,853	291,151

The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 24

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund		Micro-Cap Fund
	(Unaudited)		(Unaudited)
	1/1/2013	1/1/2012	1/1/2013	1/1/2012
	to	to	to	to
	6/30/2013	12/31/2012	6/30/2013	12/31/2012
From Operations:
Net Investment Income (Loss)	$(6,161)	$(4,769)	$(96,433)	$57,619
Net Realized Gain (Loss) on Investments	410,644	51,750	1,852,897	87,981
Change in Net Unrealized Appreciation (Depreciation)	134,777	270,369	1,923,653	796,874
Increase (Decrease) in Net Assets from Operations	539,260	317,350	3,680,117	942,474
From Distributions to Shareholders:
Net Investment Income	-	-	-	(69,644)
Net Realized Gain from Security Transactions	-	(49,628)	-	-
Return of Capital	-	(881)	-	-
Total Distributions to Shareholders	-	(50,509)	-	(69,644)
From Capital Share Transactions:
Proceeds From Sale of Shares	12,765	274,994	140,665	9,681,529
Proceeds from Redemption Fees (Note 2)	-	-	-	42
Shares Issued on Reinvestment of Dividends	-	50,509	-	69,644
Cost of Shares Redeemed	(15,777)	(276,107)	(31,242)	(51,996)
Net Increase (Decrease) from Shareholder Activity	(3,012)	49,396	109,423	9,699,219
Net Increase (Decrease) in Net Assets	536,248	316,237	3,789,540	10,572,049

Net Assets at Beginning of Period	4,806,852	4,490,615	17,598,374	7,026,325

Net Assets at End of Period	$5,343,100	$4,806,852	$21,387,914	$17,598,374

Accumulated Undistributed Net Investment Income (Loss)	$(6,161)	$-	$(96,433)	$-

Share Transactions:
Issued	449	10,667	5,747	422,003
Reinvested	-	1,930	-	3,060
Redeemed	(556)	(10,106)	(1,278)	(2,341)
Net Increase (Decrease) in Shares	(107)	2,491	4,469	422,722
Shares Outstanding Beginning of Period	181,802	179,311	757,121	334,399
Shares Outstanding End of Period	181,695	181,802	761,590	757,121

The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 25

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund
	(Unaudited)
Selected data for a share outstanding	1/1/2013		1/1/2012	1/1/2011	1/1/2010	1/1/2009	1/1/2008
throughout the period:	to		to	to	to	to	to
	6/30/2013		12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value - Beginning of Period	$56.47		$52.54	$55.09	$42.75	$32.51	$49.27
Net Investment Income (Loss) (a)	(0.10)		0.15	(0.15)	(0.07)	0.16	(0.22)
Net Gains (Loss) on Securities (Realized and Unrealized)	5.11		4.01	(1.64)	12.49	10.07	(16.52)
Total from Investment Operations	5.01		4.16	(1.79)	12.42	10.23	(16.74)
Distributions (From Net Investment Income)	-		(0.16)	-	(0.09)	-	-
Distributions (From Capital Gains)	-		-	(0.78)	0.00	-	(0.07)
Distributions (From Return of Capital)	-		(0.07)	-	-	-	-
Total Distributions	0.00		(0.23)	(0.78)	(0.09)	0.00	(0.07)
Proceeds from Redemption Fee (Note 2)	0.01		0.00 +	0.02	0.01	0.01	0.05
Net Asset Value - End of Period	$61.49		$56.47	$52.54	$55.09	$42.75	$32.51
Total Return (b)	8.89	% **	7.93%	(3.22)%	29.08%	31.50%	(33.88)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$139,305		$244,606	$234,849	$255,499	$123,043	$85,018
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.90	% ***	1.84%	1.83%	1.89%	1.98%	1.99%
After Reimbursement
Ratio of Expenses to Average Net Assets ++	1.50	% ***	1.50%	1.50%	1.50%	1.63%	1.99	% (c)
Ratio of Net Investment Income (Loss) to Average
Net Assets ++	-0.35	% ***	0.26%	-0.26%	-0.14%	0.43%	-0.52	% (c)
Portfolio Turnover Rate	24.51	% **	62.22%	83.95%	81.17%	69.85%	67.84%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund
	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2013		1/1/2012	1/1/2011	1/1/2010	1/1/2009	1/1/2008
	to		to	to	to	to	to
	6/30/2013		12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value - Beginning of Period	$32.50		$30.24	$29.71	$23.82	$18.53	$27.91
Net Investment Income (Loss) (a)	0.04		0.24	0.06	(0.05)	0.08	0.03
Net Gains (Loss) on Securities (Realized and Unrealized)	3.48		2.49	0.52	6.01	5.28	(9.41)
Total from Investment Operations	3.52		2.73	0.58	5.96	5.36	(9.38)
Distributions (From Net Investment Income)	-		(0.28)	(0.05)	(0.07)	(0.07)	-
Distributions (From Capital Gains)	-		(0.19)	-	-	-	-
Total Distributions	-		(0.47)	(0.05)	(0.07)	(0.07)	-
Proceeds from Redemption Fee (Note 2)	-	+	- +	- +	- +	- +	-

Net Asset Value - End of Period	$36.02		$32.50	$30.24	$29.71	$23.82	$18.53
Total Return (b)	10.83	% **	9.07%	1.97%	25.03%	28.92%	(33.61)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$8,135		$9,462	$7,930	$3,917	$2,710	$2,031
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50	% ***	1.50%	1.50%	1.50%	1.50%	1.50%
After Reimbursement
Ratio of Expenses to Average Net Assets ++	1.15	% ***	1.15%	1.20%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets ++	0.24	% ***	0.73%	0.21%	-0.20%	0.42%	0.13%
Portfolio Turnover Rate	29.82	% **	86.71%	58.40%	65.77%	65.57%	47.71%

** Not Annualized.
*** Annualized.
(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Includes dividend expense on securities sold short and interest expense of less than 0.005% .
+ Amount calculated is less than $0.005.
++ Such percentages reflect an expense waiver by the Advisor (for Value since 2009 and for Select since 2011).

The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 26

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund
	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2013		1/1/2012	1/1/2011	1/1/2010	1/1/2009	1/1/2008
	to		to	to	to	to	to
	6/30/2013		12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value - Beginning of Period	$26.44		$25.04	$25.59	$20.29	$13.79	$22.94
Net Investment Income (Loss) (a)	(0.03)		(0.03)	(0.20)	(0.12)	(0.01)	(0.13)
Net Gains (Loss) on Securities (Realized and Unrealized)	3.00		1.71	(0.14)	5.42	6.51	(9.02)
Total from Investment Operations	2.97		1.68	(0.34)	5.30	6.50	(9.15)
Distributions (From Net Investment Income)	-		-	-	-	-	-
Distributions (From Capital Gains)	-		(0.28)	(0.21)	-	-	-
Distributions (From Return of Capital)	-		- +	-	-	-	-
Total Distributions	-		(0.28)	(0.21)	-	-	-
Proceeds from Redemption Fee (Note 2)	-		-	-	- +	-	- +
Net Asset Value - End of Period	$29.41		$26.44	$25.04	$25.59	$20.29	$13.79
Total Return (b)	11.23	% **	6.72%	(1.34)%	26.12%	47.14%	(39.89)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$5,343		$4,807	$4,491	$4,939	$3,693	$2,425
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00	% ***	2.00%	2.00%	2.00%	2.00%	2.00%
After Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.25	% ***	1.33%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets (c)	-0.24	% ***	-0.10%	-0.76%	-0.56%	-0.04%	-0.67%
Portfolio Turnover Rate	30.08	% **	61.11%	65.44%	96.20%	135.62%	164.89%

Paradigm Micro-Cap Fund

Financial Highlights - Paradigm Micro-Cap Fund
	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2013		1/1/2012	1/1/2011	1/1/2010	1/1/2009	1/1/2008*
	to		to	to	to	to	to
	6/30/2013		12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value - Beginning of Period	$23.24		$21.01	$21.20	$17.99	$13.98	$20.00
Net Investment Income (Loss) (a)	(0.13)		0.09	(0.04)	(0.01)	0.14	0.15
Net Gains (Loss) on Securities (Realized and Unrealized)	4.97		2.23	(0.15)	3.33	3.98	(6.17)
Total from Investment Operations	4.84		2.32	(0.19)	3.32	4.12	(6.02)
Distributions (From Net Investment Income)	-		(0.09)	-	(0.11)	(0.11)	-
Distributions (From Capital Gains)	-		-	-	0.00	0.00	-
Distributions (From Return of Capital)	-		-	-	-	-	-
Total Distributions	-		(0.09)	-	(0.11)	(0.11)	-
Proceeds from Redemption Fee (Note 2)	-		- +	-	-	- +	-
Net Asset Value - End of Period	$28.08		$23.24	$21.01	$21.20	$17.99	$13.98
Total Return (b)	20.83	% **	11.06%	(0.90)%	18.44%	29.44%	(30.10)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$21,388		$17,598	$7,026	$3,448	$2,575	$1,620
Ratio of Expenses to Average Net Assets	1.25	% ***	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average
Net Assets	-1.02	% ***	0.38%	-0.20%	-0.08%	0.92%	0.86%
Portfolio Turnover Rate	43.14	% **	60.47%	126.43%++	77.78%	79.35%	70.57%

* Commencement of operations.
** Not Annualized.
*** Annualized.
(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor.
+ Amount calculated is less than $0.005.
++ The Fund's portfolio turnover rate increased due to the change in the Fund's principal investment strategy to invest
(under normal circumstances) at least 80% of its net assets in the common stocks of U.S. micro-cap companies effective
December 27, 2011.

The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 27

NOTES TO FINANCIAL STATEMENTS
PARADIGM FUNDS
June 30, 2013
(Unaudited)

1.) ORGANIZATION
The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Micro-Cap Fund (“Micro-Cap”) commenced operations on January 1, 2008. Effective December 27, 2011, the name of the Paradigm Micro-Cap Fund was changed from the Paradigm Intrinsic Value Fund. The Paradigm Micro-Cap Fund's investment objective is long-term capital appreciation. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in the common stocks of U.S. micro-cap companies. Prior to December 27, 2011, the principal investment strategy of the Fund was to invest primarily in the common stocks of small, mid or large capitalization companies that the Advisor believed had the potential for capital appreciation. Value, Opportunity, Select and Micro-Cap are all diversified funds. The advisor to Value, Opportunity, Select and Micro-Cap (each a “Fund” and collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the highest cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

The Funds may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits resulting in the excess portion of such dividend to be designated as return of capital. Annually, income or loss from MLPs is reclassified upon receipt of the MLPs K-1. For financial reporting purpose management does not estimate the tax character of MLP distributions for which actual information has not been reported.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six month period ended June 30, 2013 proceeds from redemption fees were $18,151, $116, $0 and $0 for Value, Select, Opportunity and Micro-Cap, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2013 Semi-Annual Report 28

Notes to Financial Statements (Unaudited) - continued

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken on the Funds’ 2013 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and New York State tax authorities; however the Funds are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six month period ended June 30, 2013, the Funds did not incur any interest or penalties.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, real estate investment trusts and master limited partnerships). Equity securities are carried at fair value. The market quotation used for equity securities, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not

2013 Semi-Annual Report 29

Notes to Financial Statements (Unaudited) - continued

considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Funds’ assets measured at fair value as of June 30, 2013:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$128,538,459	$0	$0	$128,538,459
Master Limited Partnerships	1,057,712	0	0	1,057,712
Real Estate Investment Trusts	6,769,066	0	0	6,769,066
Money Market Funds	4,148,312	0	0	4,148,312
Total	$140,513,549	$0	$0	$140,513,549

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,374,845	$0	$0	$7,374,845
Master Limited Partnerships	68,212	0	0	68,212
Real Estate Investment Trusts	464,699	0	0	464,699
Money Market Funds	244,311	0	0	244,311
Total	$8,152,067	$0	$0	$8,152,067

Opportunity:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,822,164	$0	$0	$4,822,164
Real Estate Investment Trusts	227,030	0	0	227,030
Money Market Funds	165,025	0	0	165,025
Total	$5,214,219	$0	$0	$5,214,219

Micro-Cap:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$20,947,032	$0	$0	$20,947,032
Money Market Funds	180,077	0	0	180,077
Total	$21,127,109	$0	$0	$21,127,109

Refer to each Fund’s Schedule of Investments for a listing of securities by industry. The Funds did not hold any level 3 assets during the six month period ended June 30, 2013. There were no transfers into or out of

2013 Semi-Annual Report 30

Notes to Financial Statements (Unaudited) - continued

the levels the six month period ended June 30, 2013. It is the Funds’ policy to consider transfers into or out of the levels as of the end of the reporting period.

The Funds did not invest in derivative instruments during the six month period ended June 30, 2013.

4.) INVESTMENT ADVISORY AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 1.50% of the average daily net assets from Select; 2.00% of the average daily net assets from Opportunity; and 1.25% of the average daily net assets from Micro-Cap. Value pays the Advisor an annual investment management fee of 2.00% of the average daily net assets on assets up to and including $100 million and 1.75% of the average daily net assets over $100 million. As a result of the above calculations, for the six month period ended June 30, 2013, the Advisor earned management fees (before the waivers described below) totaling $1,651,436, $69,103, $51,244 and $118,425 for Value, Select, Opportunity, and Micro-Cap, respectively. At June 30, 2013, $176,023, $7,779, $5,532 and $21,613 was due to the Advisor from Value, Select, Opportunity and Micro-Cap, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Value, Select and Opportunity to the extent necessary to maintain total annual operating expenses of the Funds (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.50%, 1.15% and 1.25%, respectively, of daily net assets through May 1, 2014. A total of $341,642, $16,124 and $19,217 was waived with no recapture provision for the six month period ended June 30, 2013 for Value, Select and Opportunity, respectively.

5.) RELATED PARTY TRANSACTIONS
Certain officers and shareholders of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 per meeting for the six month period ended June 30, 2013 for the Trust. Under the Management Agreements, the Advisor pays these fees.

6.) INVESTMENTS
For the six month period ended June 30, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Value	Select	Opportunity	Micro-Cap
Purchases	$41,488,464	$2,648,092	$1,469,152	$7,993,576
Sales	$154,988,731	$4,911,990	$1,487,033	$8,297,923

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at June 30, 2013 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Opportunity	Micro-Cap
Cost of Investments	$103,500,875	$6,311,419	$4,181,725	$17,856,649

Gross Unrealized Appreciation	$40,696,305	$2,018,972	$1,240,679	$3,692,270
Gross Unrealized Depreciation	($3,683,631)	($178,324)	($208,185)	($421,810)
Net Unrealized Appreciation
(Depreciation) on Investments	$37,012,674	$1,840,648	$1,032,494	$3,270,460

7.) CAPITAL SHARES
At June 30, 2013, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at June 30, 2013:

2013 Semi-Annual Report 31

Notes to Financial Statements (Unaudited) - continued

	Value	Select	Opportunity	Micro-Cap
Shares Issued
and Outstanding	2,265,477	225,853	181,695	761,590
Paid in Capital	$83,693,138	$5,811,143	$3,962,133	$16,388,170

8.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six month period ended June 30, 2013 and the fiscal year ended December 31, 2012 were as follows:

	Six Month Period	Fiscal Year Ended
	Ended June 30, 2013	December 31, 2012
PARADIGM VALUE FUND
Ordinary Income	$ -	$ 696,936
Long-term Capital Gain	-	-
Return of Capital	-	305,013
	$ -	$1,001,949

PARADIGM SELECT FUND
Ordinary Income	$ -	$ 111,821
Long-term Capital Gain	-	23,772
	$ -	$ 135,593

PARADIGM OPPORTUNITY FUND
Ordinary Income	$ -	$ -
Long-term Capital Gain	-	49,628
Return of Capital	-	881
	$ -	$ 50,509

PARADIGM MICRO-CAP FUND
Ordinary Income	$ -	$ 69,644
Long-term Capital Gain	-	-
Return of Capital	-	-
	$ -	$ 69,644

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2013, Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, California, for the benefit of its customers, held, in aggregate, 28.21% of Value, and therefore may be deemed to control Value. Also, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, for the benefit of its customers, held, in aggregate, 34.54% of Value, and therefore also may be deemed to control Value. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 87.18%, of Opportunity, and therefore may be deemed to control Opportunity. Also, Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 94.08% of Micro-Cap, and therefore may be deemed to control Micro-Cap.

10.) RECENT ACCOUNTING PRONOUNCEMENT
In January, 2013, the FASB issue ASU No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" in GAAP and International Reporting Financial Standards ("IFRS"). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepare in accordance with GAAP and financial statements prepare in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity's Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement ("MNA"). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amount offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amount subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management has evaluated and concluded that there is no impact of the ASU on the financial statements of the Funds for the six month period ended June 30, 2013.

2013 Semi-Annual Report 32

DISCLOSURE OF EXPENSES
(Unaudited)

     Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs associated with the Paradigm Value Fund , Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Micro-Cap Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on January 1, 2013 and held through June 30, 2013.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PARADIGM VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2013
	January 1, 2013	June 30, 2013	to June 30, 2013

Actual	$1,000.00	$1,088.90	$7.77

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PARADIGM SELECT FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2013
	January 1, 2013	June 30, 2013	to June 30, 2013

Actual	$1,000.00	$1,108.31	$6.01

Hypothetical	$1,000.00	$1,019.09	$5.76
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2013 Semi-Annual Report 33

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2013
	January 1, 2013	June 30, 2013	to June 30, 2013

Actual	$1,000.00	$1,112.33	$6.55

Hypothetical	$1,000.00	$1,018.60	$6.26
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PARADIGM MICRO-CAP FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2013
	January 1, 2013	June 30, 2013	to June 30, 2013

Actual	$1,000.00	$1,208.26	$6.84

Hypothetical	$1,000.00	$1,018.60	$6.26
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2013 Semi-Annual Report 34

ADDITIONAL INFORMATION
June 30, 2013

APPROVAL AND RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

At a Meeting of the Board of Trustees held on February 25, 2013 (the “Meeting”) the Board of Trustees (the “Trustees” or the “Board”) considered the continuance of the Management Agreements (the “Agreements”) with Paradigm Funds Advisor LLC (the “Advisor”) for the Paradigm Value Fund, the Paradigm Select Fund, the Paradigm Opportunity Fund, and the Paradigm Micro-Cap Fund.

In renewing the Agreements, the Board of Trustees received materials from the Advisor (the "Report") addressing the following factors: (i) the investment performance of the Funds and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflect these economies of scale for the benefit of shareholders.

As to the performance of the Funds, the Report included information regarding the performance of each Fund compared to a group of funds of similar size, style and objective (the "Peer Group"). All performance data was through the period ended December 31, 2012. The Report also included comparative performance information for major indexes, each Fund's category average, and other accounts managed by the Advisor. The report indicated that the Value Fund's ten-year annualized returns were higher than its Peer Group average, the category average and the comparative index. The Value Fund's five-year annualized returns were slightly below its Peer Group average and the comparative index, and slightly above the category average. The Value Fund's three-year annualized returns were below the Peer Group average, the category average and the comparative index. Over the one-year period the Value Fund underperformed the Peer Group average, the category average and the comparative index.

The report indicated that the Select Fund's five-year annualized returns were above its Peer Group average and the category average, and below the comparative index. The Select Fund's three-year annualized returns were above the Peer Group average, and below the category average and the comparative index. Over the one-year period the Select Fund underperformed the Peer Group average, the category average and the comparative index. Since inception the Select Fund outperformed its comparative index.

The report indicated that the Opportunity Fund's five-year annualized returns were above its Peer Group average and the category average, and below the comparative index. The Opportunity Fund's three-year annualized returns were below the Peer Group average, category average and the comparative index. Over the one-year period the Opportunity Fund underperformed the Peer Group average, the category average and the comparative index. Since inception the Opportunity Fund slightly underperformed its comparative index.

The report indicated that the Micro-Cap Fund's five-year annualized returns were above its Peer Group average, comparative index and category average. The Micro-Cap Fund's three-year annualized returns were below the Peer Group average, category average and the comparative index. Over the one-year period the Micro-Cap Fund underperformed the Peer Group average, the category average and the comparative index. Since inception the Micro-Cap Fund outperformed its comparative index.

The Trustees noted the underperformance in relation to the Peer Group average, the category average and the comparative index for certain short-term periods for the Funds. The Trustees also recognized the recent change in the portfolio manager for the Value Fund, Select Fund, and the Opportunity Fund, noting the addition of Candace King Weir and Amelia Weir to the management teams, which is intended to add balance and breadth. Trustees were satisfied that the Advisor was taking appropriate steps to address performance matters. The Trustees would continue at their regular meetings to monitor steps the Advisor is taking to address performance matters for the Funds.

As to the nature, extent and quality of the services provided by the Advisor, the Trustees analyzed the Advisor's experience and capabilities. The representatives of the Advisor reviewed and discussed with the Board the Advisor's ADV and the Code of Ethics certifications. They summarized the information provided to the Board regarding matters such as the Advisor's research and investment personnel. They also discussed the portfolio managers' backgrounds and investment management experience. Furthermore, they discussed the Advisor's financial information and discussed the firm's ability to meet its obligations under the Agreements. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, and that the quality of services, particularly those provided by the portfolio managers were acceptable. The Trustees also concluded that the Advisor has the resources to provide quality advisory services to the Funds.

2013 Semi-Annual Report 35

Additional Information - continued

As to the costs of the services to be provided, the Board reviewed the fees under the Agreements compared to the applicable Peer Group and category average. The Trustees noted that each Fund pays a unitary management fee out of which the Advisor pays Fund expenses. As a result, comparison of the total operating expenses is most relevant to the Board deliberations. The Value Fund's audited expense ratio of 1.50% was found to be higher than its Peer Group's average expense ratio of 1.19% and higher than the category average expense ratio of 1.35%, but within the range of its peers. The Report indicated that the Select Fund's audited expense ratio of 1.20% was lower than its Peer Group's average expense ratio of 1.60% and lower that the category average expense ratio of 1.35%; the Opportunity Fund's audited expense ratio of 1.50% was lower than its Peer Group's average expense ratio of 1.72% and higher that the category average expense ratio of 1.35%; and that the Micro-Cap Fund's audited expense ratio of 1.25% was lower than its Peer Group's average expense ratio of 1.44% and lower that the category average expense ratio of 1.35% . Additionally, it was noted that while the Advisor's management fees were the highest in the Peer Groups or near the high end, the Advisor is responsible under the Agreements for paying all but a very small fraction of the Funds' expenses out of the management fees. The Board noted that while the Advisor does not manage any other accounts, Paradigm Capital Management, an affiliate of the Advisor, provides services to: four "hedge funds" (total assets of $277 million at December 31, 2012) for which it receives an annual fee of between 0.75% and 1.00% and a performance fee of 20%; 20 institutional accounts (total assets of $543 million at December 31, 2012) for which it receives fees ranging from 0.40% - 1.00%; 189 separately managed accounts for high net-worth clients (total assets of $147 million at December 31, 2012) for which it receives fees ranging from 0.75% - 1.50% and two sub-advised registered investment companies (total assets of $513 million at December 31, 2012) with an average fee of just over 30 basis points. The Trustees concluded that the management fees were reasonable. The Trustees also reviewed a profit and loss analysis prepared by the Advisor that disclosed the direct and indirect expenses paid by the Advisor on behalf of each Fund, the total revenue derived by the Advisor from the Funds and the pre-tax operating margin of each Fund. The Trustees then noted that the Advisor did not utilize an affiliated broker and received no soft dollar benefits. The Trustees also reviewed industry profitability return data. The Trustees concluded that the Advisor was not overly profitable.

As for potential economies of scale, the Trustees discussed and considered information regarding whether economies of scale have been realized with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Value Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.50% of its average daily net assets through May 1, 2014, thereby benefiting shareholders. The Board noted that the Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Select Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.15% of its average daily net assets through May 1, 2014, thereby benefiting shareholders. The Board further noted that the Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Opportunity Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.25% of its average daily net assets through May 1, 2014, thereby benefiting shareholders. As for the Micro-Cap Fund, the Advisor asserted, and the Board agreed, that the current small size of the Funds did not warrant any additional waivers.

In considering the continuance of the management agreements between the Trust and the Advisor, the Independent Trustees did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund's surrounding circumstances. Based on the information reviewed, it was the judgment of the independent trustees that each Fund's fees were reasonable, the extent and quality of services were acceptable and the Advisor's steps to address performance issues for the Funds was satisfactory. Additionally, as part of its deliberations, the Trustees also considered and relied upon the information about the Funds that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

2013 Semi-Annual Report 36

Additional Information - continued

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

     The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES
(Unaudited)

     Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

     Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

     You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2013 Semi-Annual Report 37

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2013 Semi-Annual Report 38

Board of Trustees
Carl A. Florio
Peter H. Heerwagen
Candace King Weir
Anthony Mashuta
William P. Phelan

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

Distributor
Rafferty Capital Markets, LLC
1010 Franklin Avenue - 3rd Floor
Garden City, NY 11530

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/Candace King Weir Candace King Weir President

Date: 8/27/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Candace King Weir Candace King Weir President

Date: 8/27/13

By: /s/Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 8-27-2013